                                  [LOGO] CHASE

                            GRID TIME PROMISSORY NOTE

                                                                  New York,  NY
                                                                  August 8, 1996

         For value received, the undersigned unconditionally (and if more than one, jointly and severally) promises to pay to the order of THE CHASE MANHATTAN BANK ("Chase"), at its office located at 380 Madison Avenue New York, New York 10017, or to such other address as Chase may notify the undersigned, the sum of Seven Hundred Fifty Thousand Dollars********($ 750,000.00) or such unpaid principal amount of each loan made to the undersigned by Chase and outstanding under this Note, on the maturity date(s) as shown on the attached schedule or any continuation of the schedule.

         This Note includes any Schedule or Rider attached hereto.

         MATURITY DATE(S). Each loan shall mature on the last day of the Interest Period therefor, as noted on the Interest Period column on the attached schedule. As to a Variable Rate loan, if no Interest Period is noted, then such loan is payable On Demand.

         INTEREST. The undersigned promise(s) to pay interest on the unpaid balance of the principal amount of each such loan from and including the date of each such loan to but excluding the date such loan shall be paid in full at the following applicable rates (check Other Rate box if applicable):

         Variable Rate:    A rate of interest per year which shall automatically
                           increase or decrease from time to time so that at all times such rate shall remain equal to that rate of interest from time to time announced by Chase at its head office as its prime commercial lending rate (the
                           "Prime Rate") PLUS 1/2. Changes in the rate of interest hereunder shall be effective as of and for the entire day on which such change in the Prime Rate becomes effective.

         and

         [ ] Other Rate: see Rider(s) attached hereto.

         Interest shall be payable, as to a Variable Rate loan, on THE FIRST DAY of each month and as to an Other Rate loan, on the last day of each Interest Period, or if such Interest Period is more than 90 days, then or the 90th day after the date of such loan and on the last day of such Interest Period, unless otherwise specified on a Rider attached hereto, in respect of the corresponding principal. Interest shall be calculated on the basis of a year of 360 days and payable for the actual number of days elapsed.

         After the occurrence of an Event of Default set forth below, Chase, at its option, by written notice to the undersigned may increase the interest rate on this Note by an additional four percent (4%) per year effective on the date of such notice.

         PAYMENTS. All payments under this Note shall be made in lawful money of the United States of America and in immediately available funds at Chase's office specified above. Chase may (but shall not be obligated to debit the amount of any payment (principal or interest) under this Note when due to any deposit account of (an of) the undersigned with Chase. If the undersigned are more than one, all obligations of each of the undersigned under this Note shall be joint and several. This Note may be prepaid without premium unless otherwise specified on a Rider attached hereto. Chase may apply any money received or collected for payment of this Note to the principal of, interest on or any other amount payable under, this Note in any order that Chase may elect.





Reg Bnk Note 2     Legal 331         Page 1                         May 10, 1995

         Whenever any payment to be made hereunder (including principal and interest) shall be stated to be due on a day on which Chase's head office is not open for business, that payment will be due on the next following banking day, and any extension of time shall in each case be included in the computation of interest payable on this Note.

         If any payment (principal or interest) shall not be paid when due other than a payment of the entire principal balance of the Note due upon acceleration after default, the undersigned shall pay a late payment charge equal to five percent (5%) of the amount of such delinquent payment, provided that the amount of such late payment charge shall be not less than $25 nor more than $500.

         AUTHORIZATIONS. The undersigned hereby authorizes Chase to make loans and disburse the proceeds thereof to the account listed below and to make repayments of such loans by debiting such account upon oral, telephonic or telecopied instructions made by any person purporting to be an officer or agent of the undersigned who is empowered to make such requests and give such instructions. The undersigned may amend these instructions, from time to time, effective upon actual receipt of the amendment by Chase. Chase shall not be responsible for the authority, or lack of authority, of any person giving such telephonic instructions to Chase pursuant to these provisions. By executing this Note, the undersigned agrees to be bound to repay any loan obtained hereunder as reflected on Chase's books and records and made in accordance with these authorizations, regardless of the actual receipt of the proceeds thereof.

         RECORDS. The date, amount and maturity date of each loan under this Note and each payment of principal, loan(s) to which such principal is applied (which shall be at the discretion of Chase) and the outstanding principal balance of loans, shall be recorded by Chase on its books and prior to any transfer of this Note (or, at the discretion of Chase at any other time) endorsed by Chase on the schedule attached or any continuation of the schedule. Any such endorsement shall be conclusive absent manifest error.

         REPRESENTATIONS AND WARRANTIES. If the undersigned is other than an individual, the undersigned represents and warrants upon the execution and delivery of this Note and upon each loan request hereunder that (a) it is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing; (b) it has the power to execute and deliver this Note and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance; (c) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its organizational documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or materially affecting it or any of its assets: (d) to the best of undersigned's knowledge, all governmental and other consents that are required to have been obtained by it with respect to this Note have been obtained and are in full force and effect and all conditions of any such consents have been complied with; (e) its obligations under this Note constitute its legal, valid and binding obligations, enforceable in accordance with its terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors' rights generally; (f) all financial statements and related information furnished and to be furnished to Chase from time to time by the undersigned are true and complete and fairly present the financial or other information stated therein as at such dates or for the periods covered thereby; (g) there are no actions, suits proceedings or investigations pending or, to the knowledge of the undersigned, threatened against or affecting the undersigned before any court, governmental agency or arbitrator, which involve forfeiture of any assets of the undersigned or which may materially adversely affect the financial condition, operations, properties of business of the undersigned or the ability of the undersigned to perform its obligation under this Note; and (h) there has been no material adverse change in the financial condition of the undersigned since the last such financial statements or information. If the undersigned is an individual, the undersigned represents and warrant, at the times set forth at the beginning of this section, the correctness of clauses (c), (d), (e), (f),
(g) and (h) above to the extent applicable to an individual.

         NO COMMITMENT. This Note does not create and shall not be deemed or construed to create any contractual commitment to tend by Chase. Any such commitment in respect of this Note can only be made by and shall only be effective to the extent set forth in a separate writing expressly designated for that purpose and subscribed by a duly authorized officer of Chase.





Reg Bnk Note 2    Legal 331          Page 2                         May 10, 1995

         SECURITY. As collateral security for the payment of this Note and of any and all other obligations and liabilities of the undersigned to Chase, now existing or hereafter arising, the undersigned grants to Chase a security interest in and a lien upon and right of offset against all moneys, deposit balances, securities or other property or interest therein of the undersigned now or at any time hereafter held or received by or for or left in the possession or control of Chase or any of its affiliates, including subsidiaries, whether for safekeeping, custody, transmission, collection, pledge or for any other or different purpose.

         DEFAULT. IF ANY OF THE FOLLOWING EVENTS OF DEFAULT SHALL OCCUR with respect to any of the undersigned (each an "Event of Default"):

         (a) the undersigned shall fail to pay the principal of, or interest on, this Note, or any other amount payable under this Note, as and when due and payable;

         (b) any representation or warranty made or deemed made by the undersigned in this Note or in any document granting security or support for (or otherwise executed in connection with) this Note or by any third party supporting or liable with respect to this Note (whether by guaranty, subordination, grant of security or any other credit support, a "Third Party") in any document evidencing the obligations of a Third Party (this Note and all of the foregoing documents and all agreements, instruments or other documents executed by the undersigned or a Third Party being the "Facility Documents") or which is contained in any certificate, document, opinion, financial or other statement furnished at any time under or in connection with any Facility Document, shall prove to have been incorrect in any material respect on or as of the date made or deemed made;

         (c) the undersigned or any Third Party shall fail to perform or observe any term, covenant or agreement contained in any Facility Document on its part to be performed or observed, and such failure shall continue for 30 consecutive days;

         (d) the undersigned or any Third Party shall fail to pay when due any indebtedness (including but not limited to indebtedness for borrowed money) or if any such indebtedness shall become due and payable, or shall be capable of becoming due and payable at the option of any holder thereof, by acceleration of its maturity, or if there shall be any default by the undersigned or any Third Party under any agreement relating to such indebtedness;

         (e) the undersigned or any Third Party: (i) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due; (ii) shall make an assignment for the benefit of creditors; (iii) shall file a petition in bankruptcy or for any relief under any law of any jurisdiction relating to reorganization, arrangement, readjustment of debt, dissolution or liquidation; (iv) shall have any such petition filed against it and the same shall remain undismissed for a period of 30 days or shall consent or acquiesce thereto; or (v) shall have had a receiver, custodian or trustee appointed for all or a substantial part of its property;

         (f) if the undersigned or any Third Party is an individual, such individual shall die or be declared incompetent;

         (g) any Third Party Facility Document shall at any time and for any reason cease to be in full force and effect or shall be declared null and void, or its validity or enforceability shall be contested by the relevant Third Party or such Third Party shall deny it has any further liability or obligation under any Facility Document or shall fail to perform its obligations under any Facility Document;

         (h) any security agreement or other agreement (whether by the undersigned or any Third Party granting a security interest lien, mortgage or other encumbrance securing obligations under and Facility Document shall at any time and for any reason cease to create a valid and perfected first priority security interest lien, mortgage or other encumbrance in or on the property purported to be subject to such agreement or shall cease to be in full force and effect or shall be declared null and void, or the validity or enforceability of any such agreement shall be contested by any party to such agreement, or such party shall deny it has any further liability or obligation under such agreement of any such party shall fail to perform any of its obligations under such agreement;

         (i) the undersigned shall make or permit to be made any material change in the character management or direction of the undersigned's business or operations (including, but not limited to, change in its executive management or in the ownership of its capital stock which effects a change in the control of any such business or operations), which is not satisfactory to Chase;

         (j) the undersigned or any Third Party shall suffer a material adverse change in its business, financial condition, properties or prospects;




Reg Bnk Note 2     Legal 331          Page 3                        May 10, 1995

         (k) any action, suit, proceeding or investigation against or affecting the undersigned or a Third Party before any court or governmental agency which involves forfeiture of any assets of the undersigned or a Third Party shall have been commenced; or

         (1) one or more judgments, decrees or orders for the payment of money in excess of $50,000 in the aggregate shall be rendered against the undersigned and shall continue unsatisfied and in effect for a period of 30 consecutive days without being vacated, discharged, satisfied or stayed or bonded pending appeal.

THEN, IN ANY SUCH CASE, if Chase shall elect by notice to the undersigned, the unpaid principal amount of this Note, together with accrued interest, shall become forthwith due and payable; provided that in the case of an event of default under (e) above, the unpaid principal amount of this Note, together with accrued interest, shall immediately become due and payable without any notice or other action by Chase.

         THE EVENTS OF DEFAULT AND REMEDIES SET FORTH ABOVE ARE IN ADDITION TO AND WITHOUT IN ANY WAY DIMINISHING ANY RIGHT BY CHASE TO MAKE DEMAND FOR PAYMENT AT ANY TIME.

         CERTAIN WAIVERS. The undersigned waive(s) presentment, notice of dishonor, protest and any other notice or formality with respect to this Note.

         COSTS. The undersigned agree(s) to reimburse Chase an demand for all costs, expenses and charges (including, without limitation, fees and charges of external legal counsel for Chase and costs allocated by its internal legal department) in connection with the preparation, interpretation, performance or enforcement of this Note and the Facility Documents.

         NOTICES. All notices, requests, demands or other communications to or upon the undersigned or Chase shall be in writing and shall be deemed to be delivered upon receipt if delivered by hand or overnight courier or five days after mailing to the address (a) of the undersigned as set forth next to the undersigned's execution of this Note, (b) of Chase as first set forth above, or
(c) of the undersigned or Chase at such other address as the undersigned or Chase shall specify to the other in writing.

         ASSIGNMENT. This Note shall be binding upon the undersigned and its or their successors and shall inure to the benefit of Chase and its successors and assigns.

         AMENDMENT AND WAIVER. This Note may be amended only by a writing signed on behalf of each party and shall be effective only to the extent set forth in that writing. No delay by Chase in exercising any power or right hereunder shall operate as a waiver thereof or of any other power or right; nor shall any single or partial exercise of any power or right preclude other or future exercise thereof, or the exercise of any other power or right hereunder.

         GOVERNING LAW: JURISDICTION. This Note shall be governed by and construed in accordance with the laws of the State of New York, Connecticut or New Jersey, depending on the location of the Chase office set forth in this Note. The undersigned consent(s) to the nonexclusive jurisdiction and venue of the state or federal courts located in such state. In the event of a dispute hereunder, suit may be brought against the undersigned is such courts or in any jurisdiction where the undersigned or any of its assets may be located. Service of process by Chase in connection with any dispute shall be binding on the undersigned if sent to the undersigned by registered mail at the address(es) specified below or to such further address(es) as the undersigned may specify to Chase in writing.

         MAXIMUM INTEREST. Notwithstanding any other provision of this Note, the undersigned shall not be required to pay any amount pursuant to this Note which is in excess of the maximum amount permitted to be charged by national banks under applicable law and any such excess interest paid shall be refunded to the undersigned or applied to principal owing hereunder.

Reg Bnk Note 2   Legal 331           Page 4                         May 10, 1995

        COMMERCIAL TRANSACTION. IF THE UNDERSIGNED IS A CONNECTICUT DOMICILED ENTITY OR RESIDENT, EACH OF THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT THIS NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY CONSTITUTE COMMERCIAL TRANSACTIONS WITHIN THE MEANING OF SECTION 52L-278a OF THE CONNECTICUT GENERAL STATUTES. EACH OF THE UNDERSIGNED EXPRESSLY WAIVES ANY AND ALL RIGHTS, CONSTITUTIONAL OR OTHERWISE, WITH RESPECT TO NOTICE AND HEARING AND ANY RIGHTS UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES IN CONNECTION WITH ANY PREJUDGMENT REMEDY AVAILABLE TO CHASE.

        BORROWER WAIVERS. THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE(S) (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS NOTE OR ANY FACILITY DOCUMENT, AND AGREES THAT ANY SUCH DISPUTE SHALL, AT CHASE'S OPTION, BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

        IN ADDITION, THE UNDERSIGNED WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM OF DELAY BY CHASE AND ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION.

                              Chase Account No. to be charged for Disbursements and Payments: 002-1-543954

Address for notices:          Unidigital/Cardinal Corporation

20 West 20th Street           By: William E. Dye

New York, NY 10011            Print Name: William E. Dye

                              Title: President

                              By:

Telecopier No. (   )          Print Name:

                              Title:




Reg Bnk Note 2  Legal 331             Page 5                        May 10, 1995

                                  [LOGO] CHASE

                            GRID TIME PROMISSORY NOTE
                                                                  New York, NY
                                                                  August 8, 1996

         For value received, the undersigned unconditionally (and if more than one, jointly and severally) promises to pay to the order of THE CHASE MANHATTAN BANK ("Chase"), at its office located at 380 Madison Avenue New York, New York 10017, or to such other address as Chase may notify the undersigned, the sum of One Million Four Hundred Thousand ******** DOLLARS ($1,400,000.00 ) or such unpaid principal amount of each loan made to the undersigned by Chase and outstanding under this Note, on the maturity date(s) as shown on the attached schedule or any continuation of the schedule.

         This Note includes any Schedule or Rider attached hereto.

         MATURITY DATE(S). Each loan shall mature on the last day of the Interest Period therefor, as noted on the Interest Period column on the attached schedule. As to a Variable Rate loan, if no Interest Period is noted, then such loan is payable ON DEMAND.

         INTEREST. The undersigned promise(s) to pay interest on the unpaid balance of the principal amount of each such loan from and including the date of each such loan to but excluding the date such loan shall be paid in full at the following applicable rates (check Other Rate box if applicable):

         Variable Rate:    A rate of interest per year which shall automatically
                           increase or decrease from time to time so that at all times such rate shall remain equal to that rate of interest from time to time announced by Chase at its head office as its prime commercial lending rate (the
                           "Prime Rate") PLUS 0 %. Changes in the rate of interest hereunder shall be effective as of and for the entire day on which such change in the Prime Rate becomes effective.

         and

         [ ] Other Rate: see Rider(s) attached hereto.

         Interest shall be payable, as to a Variable Rate loan, on THE FIRST DAY of each month and as to an Other Rate loan, on the last day of each Interest Period, or if such Interest Period is more than 90 days, then on the 90th day after the date of such loan and on the last day of such Interest Period, unless otherwise specified on a Rider attached hereto, in respect of the corresponding principal. Interest shall be calculated on the basis of a year of 360 days and payable for the actual number of days elapsed.

         After the occurrence of an Event of Default set forth below, Chase, at its option, by written notice to the undersigned may increase the interest rate on this Note by an additional four percent (4%) per year effective on the date of such notice.

         PAYMENTS. All payments under this Note shall be made in lawful money of the United States of America and in immediately available funds at Chase's office specified above. Chase may (but shall not be obligated to) debit the amount of any payment (principal or interest) under this Note when due to any deposit account of (any of) the undersigned with Chase. If the undersigned are more than one, all obligations of each of the undersigned under this Note shall be joint and several. This Note may be prepaid without premium unless otherwise specified on a Rider attached hereto. Chase may apply any money received or collected for payment of this Note to the principal of, interest on or any other amount payable under, this Note in any order that Chase may elect.

         Whenever any payment to be made hereunder (including principal and interest) shall be stated to be due on a day on which Chase's head office is not open for business, that payment will be due on the next



Reg Bnk Note 2    Legal 331       Page 1                            May 10, 1995
following banking day, and any extension of time shall in each case be included in the computation of interest payable on this Note.

         If any payment (principal or interest) shall not be paid when due other than a payment of the entire principal balance of the Note due upon acceleration after default, the undersigned shall pay a late payment charge equal to five percent (5%) of the amount of such delinquent payment, provided that the amount of such late payment charge shall be not less than $25 nor more than $500.

         AUTHORIZATIONS. The undersigned hereby authorizes Chase to make loans and disburse the proceeds thereof to the account listed below and to make repayments of such loans by debiting such account upon oral, telephonic or telecopied instructions made by any person purporting to be an officer or agent of the undersigned who is empowered to make such requests and give such instructions. The undersigned may amend these instructions, from time to time, effective upon actual receipt of the amendment by Chase. Chase shall not be responsible for the authority, or lack of authority, of any person giving such telephonic instructions to Chase pursuant to these provisions. By executing this Note, the undersigned agrees to be bound to repay any loan obtained hereunder as reflected on Chase's books and records and made in accordance with these authorizations, regardless of the actual receipt of the proceeds thereof.

         RECORDS. The date, amount and maturity date of each loan under this Note and each payment of principal, loan(s) to which such principal is applied (which shall be at the discretion of Chase) and the outstanding principal balance of loans, shall be recorded by Chase on its books and prior to any transfer of this Note (or, at the discretion of Chase at any other time) endorsed by Chase on the schedule attached or any continuation of the schedule. Any such endorsement shall be conclusive absent manifest error.

         REPRESENTATIONS AND WARRANTIES. If the undersigned is other than an individual, the undersigned represents and warrants upon the execution and delivery of this Note and upon each loan request hereunder, that: (a) it is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing; (b) it has the power to execute and deliver this Note and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance; (c) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its organizational documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or materially affecting it or any of its assets; (d) to the best of undersigned's knowledge, all governmental and other consents that are required to have been obtained by it with respect to this Note have been obtained and are in full force and effect and all conditions of any such consents have been complied with; (e) its obligations under this Note constitute its legal, valid and binding obligations, enforceable in accordance with its terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors' rights generally; (f) all financial statements and related information furnished and to be furnished to Chase from time to time by the undersigned are true and complete and fairly present the financial or other information stated therein as at such dates or for the periods covered thereby; (g) there are no actions, suits, proceedings or investigations pending or, to the knowledge of the undersigned, threatened against or affecting the undersigned before any court, governmental agency or arbitrator, which involve forfeiture of any assets of the undersigned or which may materially adversely affect the financial condition, operations, properties or business of the undersigned or the ability of the undersigned to perform its obligation under this Note; and (h) there has been no material adverse change in the financial condition of the undersigned since the last such financial statements or information. If the undersigned is an individual, the undersigned represents and warrants at the times set forth at the beginning of this section, the correctness of clauses (c), (d), (e), (f),
(g) and (h) above to the extent applicable to an individual.

         NO COMMITMENT. This Note does not create and shall not be deemed or construed to create any contractual commitment to lend by Chase. Any such commitment in respect of this Note can only be made by and shall only be effective to the extent set forth in a separate writing expressly designated for that purpose and subscribed by a duly authorized officer of Chase.



Reg Bnk Note 2    Legal 331          Page 2                         May 10, 1995

         SECURITY. As collateral security for the payment of this Note and of any and all other obligations and liabilities of the undersigned to Chase, now existing or hereafter arising, the undersigned grants to Chase a security interest in and a lien upon and right of offset against all moneys, deposit balances, securities or other property or interest therein of the undersigned now or at any time hereafter held or received by or for or left in the possession or control of Chase or any of its affiliates, including subsidiaries, whether for safekeeping, custody, transmission, collection, pledge or for any other or different purpose.

         DEFAULT. IF ANY OF THE FOLLOWING EVENTS OF DEFAULT SHALL OCCUR with respect to any of the undersigned (each an "Event of Default"):

         (a) the undersigned shall fail to pay the principal of, or interest on, this Note, or any other amount payable under this Note, as and when due and payable;

         (b) any representation or warranty made or deemed made by the undersigned in this Note or in any document granting security or support for (or otherwise executed in connection with) this Note or by any third party supporting or liable with respect to this Note (whether by guaranty, subordination, grant of security or any other credit support a "Third Party") in any document evidencing the obligations of a Third Party (this Note and all of the foregoing documents and all agreements, instruments or other documents executed by the undersigned or a Third Party being the "Facility Documents") or which is contained in any certificate, document opinion, financial or other statement furnished at any time under or in connection with any Facility Document, shall prove to have been incorrect in any material respect on or as of the date made or deemed made;

         (c) the undersigned or any Third Party shall fail to perform or observe any term, covenant or agreement contained in any Facility Document on its part to be performed or observed, and such failure shall continue for 30 consecutive days;

         (d) the undersigned or any Third Party shall fail to pay when due any indebtedness (including but not limited to indebtedness for borrowed money) or if any such indebtedness shall become due and payable, or shall be capable of becoming due and payable at the option of any holder thereof, by acceleration of its maturity, or if there shall be any default by the undersigned or any Third Party under any agreement relating to such indebtedness;

         (e) the undersigned or any Third Party: (i) shall generally not or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due; (ii) shall make an assignment for the benefit of creditors; (iii) shall file a petition in bankruptcy or for any relief under any law of any jurisdiction relating to reorganization, arrangement, readjustment of debt, dissolution or liquidation; (iv) shall have any such petition filed against it and the same shall remain undismissed for a period of 30 days or shall consent or acquiesce thereto; or (v) shall have had a receiver, custodian or trustee appointed for all or a substantial part of its property;

         (f) if the undersigned or any Third Party is an individual, such individual shall die or be declared incompetent;

         (g) any Third Party Facility Document shall at any time and for any reason cease to be in full force and effect or shall be declared null and void, or its validity or enforceability shall be contested by the relevant Third Party or such Third Party shall deny it has any further liability or obligation under any Facility Document or shall fail to perform its obligations under any Facility Document,

         (h) any security agreement or other agreement (whether by the undersigned or any Third Party) granting a security interest lien, mortgage or other encumbrance securing obligations under any Facility Document shall at any time and for any reason cease to create a valid and perfected first priority security interest lien, mortgage or other encumbrance in or on the property purported to be subject to such agreement or shall cease to be in full force and effect or shall be declared null and void, or the validity or enforceability of any such agreement shall be contested by any party to such agreement, or such party shall deny it has any further liability or obligation under such agreement or any such party shall fail to perform any of its obligations under such agreement;

         (i) the undersigned shall make or permit to be made any material change in the character, management or direction of the undersigned's business or operations (including, but not limited to, a change in its executive management or in the ownership of its capital stock which effects a change in the control of any such business or operations), which is not satisfactory to Chase;

         (j) the undersigned or any Third Party shall suffer a material adverse change in its business, financial condition, properties or prospects;

         (k) any action, suit, proceeding or investigation against or affecting the undersigned or a Third Party


Reg Bnk Note 2   Legal 331           Page 3                         May 10, 1995
                before any court or governmental agency which involves forfeiture of any assets of the undersigned or a Third Party shall have been commenced; or

           (1) one or more judgments, decrees or orders for the payment of money in excess of $50,000 in the aggregate shall be rendered against the undersigned and shall continue unsatisfied and in effect for a period of 30 consecutive days without being vacated, discharged, satisfied or stayed or bonded pending appeal.

THEN, IN ANY SUCH CASE, if Chase shall elect by notice to the undersigned, the unpaid principal amount of this Note, together with accrued interest, shall become forthwith due and payable; provided that in the case of an event of default under (e) above, the unpaid principal amount of this Note, together with accrued interest, shall immediately become due and payable without any notice or other action by Chase.

         THE EVENTS OF DEFAULT AND REMEDIES SET FORTH ABOVE ARE IN ADDITION TO AND WITHOUT IN ANY WAY DIMINISHING ANY RIGHT BY CHASE TO MAKE DEMAND FOR PAYMENT AT ANY TIME.

         CERTAIN WAIVERS. The undersigned waive(s) presentment notice of dishonor, protest and any other notice or formality with respect to this Note.

         COSTS. The undersigned agree(s) to reimburse Chase on demand for all costs, expenses and charges (including, without limitation, fees and charges of external legal counsel for Chase and costs allocated by its internal legal department) in connection with the preparation, interpretation, performance or enforcement of this Note and the Facility Documents.

         NOTICES. All notices, requests, demands or other communications to or upon the undersigned or Chase shall be in writing and shall be deemed to be delivered upon receipt if delivered by hand or overnight courier or five days after mailing to the address (a) of the undersigned as set forth next to the undersigned's execution of this Note, (b) of Chase as first set forth above, or
(c) of the undersigned or Chase at such other address as the undersigned or Chase shall specify to the other in writing.

         ASSIGNMENT. This Note shall be binding upon the undersigned and its or their successors and shall inure to the benefit of Chase and its successors and assigns.

         AMENDMENT AND WAIVER. This Note may be amended only by a writing signed on behalf of each party and shall be effective only to the extent set forth in that writing. No delay by Chase in exercising any power or right hereunder shall operate as a waiver thereof or of any other power or right nor shall any single or partial exercise of any power or right preclude other or future exercise thereof, or the exercise of any other power or right hereunder.

         GOVERNING LAW: JURISDICTION. This Note shall be governed by and construed in accordance with the laws of the State of New York, Connecticut or New Jersey, depending on the location of the Chase office set forth in this Note. The undersigned consent(s) to the nonexclusive jurisdiction and venue of the state or federal courts located in such state. In the event of a dispute hereunder, suit may be brought against the undersigned is such courts or in any jurisdiction where the undersigned or any of its assets may be located. Service of process by Chase in connection with any dispute shall be binding on the undersigned if sent to the undersigned by registered mail at the address(es) specified below or to such further address(es) as the undersigned may specify to Chase in writing.

         MAXIMUM INTEREST. Notwithstanding any other provision of this Note, the undersigned shall not be required to pay any amount pursuant to this Note which is in excess of the maximum amount permitted to be charged by national banks under applicable law and any such excess interest paid shall be refunded to the undersigned or applied to principal owing hereunder.

         COMMERCIAL TRANSACTION. IF THE UNDERSIGNED IS A CONNECTICUT DOMICILED ENTITY OR RESIDENT, EACH OF THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT THIS NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY CONSTITUTE COMMERCIAL TRANSACTIONS WITHIN THE MEANING OF SECTION 52L-278a OF THE CONNECTICUT GENERAL STATUTES. EACH OF THE UNDERSIGNED EXPRESSLY WAIVES ANY AND ALL RIGHTS, CONSTITUTIONAL OR OTHERWISE, WITH

Reg Bnk Note 2   Legal 331           Page 4                         May 10, 1995

RESPECT TO NOTICE AND HEARING AND ANY RIGHTS UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES IN CONNECTION WITH ANY PREJUDGMENT REMEDY AVAILABLE TO CHASE.

         BORROWER WAIVERS. THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE(S) (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS NOTE OR ANY FACILITY DOCUMENT, AND AGREES THAT ANY SUCH DISPUTE SHALL, AT CHASE'S OPTION, BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

         IN ADDITION, THE UNDERSIGNED WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM OF DELAY BY CHASE AND ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION.

                                        Chase Account No. to be charged for
                                        Disbursements and Payments:
                                        002-1-543954
                                        ----------------------------------------

Address for notices:                    Unidigital/Cardinal Corporation
                                        -------------------------------
20 West 20th Street                     By: /s/ William E. Dye
---------------------------------          -------------------------------------

New York, NY 10011                      Print Name: William E. Dye
---------------------------------                  -----------------------------

                                        Title: President
---------------------------------             ----------------------------------

                                        By:
---------------------------------          -------------------------------------

                                        Print Name:
---------------------------------                  -----------------------------

Telecopier No. (   )    -               Title:
               ------------------             ----------------------------------


Reg Bnk Note 2     Legal 331         Page 5                         May 10, 1995

                             GUARANTY BY CORPORATION

         WHEREAS, Unidigital/Cardinal Corporation (hereinafter referred to as the "Borrower"), a corporation organized under the laws of Delaware, (has obtained or desires or may desire at some time and/or from time to time to obtain financial accommodation from THE CHASE MANHATTAN BANK and/or any of its subsidiaries and/or affiliates (hereinafter, with their respective successors and assigns, collectively or individually, as the context may require, referred to as the "Bank"); and

         WHEREAS, the undersigned (hereinafter referred to as the "Guarantor"), a corporation organized under the laws of Delaware, represents that it owns directly or indirectly a substantial amount of the stock of the Borrower and/or is financially interested in its affairs and expects to derive advantage from each and every such accommodation;

         1. NOW, THEREFORE, for valuable consideration, the receipt whereof by the Guarantor is hereby acknowledged, and to induce the Bank, at its option, at any time or from time to time, to extend financial accommodation, with or without security, to or for the account of the Borrower, or in respect of which the Borrower may be liable in any capacity (the term "financial accommodation" including, without limitation, extension of loans, credit or accommodation, issuance or confirmation of letters of credit or creation of acceptances, or discount or purchase of, or loans on, accounts, leases, instruments, securities, documents, chattel paper and other security arrangements, or other property, or entering into any foreign exchange, precious metals or other contract or agreement between Borrower and the Bank), the Guarantor hereby unconditionally guarantees to the Bank, irrespective of the validity, regularity or enforceability of any instrument, writing or arrangement relating to or the subject of any such financial accommodation (each such instrument, writing or arrangement being hereinafter referred to as, and included in the term, "Credit Arrangement") or of the obligations thereunder and irrespective of any present or future law or order of any government (whether of right or in fact and whether the Bank shall have consented thereto) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any obligation of the Borrower or other obligor or to vary the terms of payment, that the Borrower will promptly perform and observe every agreement and condition in any Credit Arrangement to be performed or observed by the Borrower, that all sums stated to be payable in, or which become payable under, any Credit Arrangement, and all other sums which may be owing by the Borrower to the Bank now or hereafter, will be promptly paid in full when due, whether at maturity or earlier by reason of acceleration or otherwise, or, if now due, when payment thereof shall be demanded by the Bank, together with interest and any and all legal and other costs and expenses paid or incurred in connection therewith by the Bank, and, in case of one or more extensions of time of payment or renewals, in whole or in part, of any Credit Arrangement or obligation, that the same will be promptly paid or performed when due, according to each such extension or renewal, whether at maturity or earlier by reason of acceleration or otherwise. The Guarantor agrees that, as between the Guarantor and the Bank, the obligations of the Borrower guaranteed hereunder may be declared to be due and payable for purposes of this guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any such declaration as against the Borrower and that, in the event of any such declaration (or attempted declaration), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantor for purposes of this guaranty. The Guarantor further guarantees that all payments made by the Borrower to the Bank on any obligation hereby guaranteed will, when made, be final and agrees that if any such payment is recovered from, or repaid by, the Bank in whole or in part in any bankruptcy, insolvency or similar proceeding instituted by or against the Borrower, this guaranty shall continue to be fully applicable to such obligation to the same extent as though the payment so recovered or repaid had never been originally made on such obligation.


         2. The Guarantor hereby consents that from time to time, without notice to or further consent of the Guarantor, the performance or observance by the Borrower of any Credit Arrangement or obligation may be waived or the time of performance thereof extended by the Bank, and payment of any obligation hereby guaranteed may be accelerated in accordance with any agreement between the Bank and any party liable with respect thereto, or may be extended, or any Credit Arrangement may be renewed in whole or in part, or the terms of any Credit Arrangement or any part thereof may be changed, including increase or decrease in the rate of interest thereon, or any collateral therefor may be exchanged, surrendered or otherwise dealt with as the Bank may determine, and any of the acts mentioned in any Credit Arrangement may be done, all without affecting the liability of the Guarantor hereunder. The Guarantor hereby waives presentment of any instrument, demand of payment, protest and notice of non-payment or protest thereof or of any exchange, sale, surrender or other handling or disposition of any such collateral, and any requirement that the Bank exhaust any right, power or remedy or proceed against the Borrower under any Credit Arrangement or against any other person under any other guaranty of, or security for, any of the obligations guaranteed hereunder. No payment by the Guarantor pursuant to any provision hereunder shall entitle the Guarantor, by subrogation to the rights of the Bank or otherwise, to any payment by the Borrower (or out of the property of the Borrower) except after payment in full of all sums (including interest, costs and expenses) which may be or become payable by the Borrower to the Bank at any time or from time to time.

         3. This guaranty shall be a continuing guaranty, and the co-guarantor or co-guarantors, if any, or any other party liable upon or in respect of any obligation hereby guaranteed may be released without affecting the liability of the Guarantor, and the Bank may continue to act in reliance hereon until the receipt by the Bank, at its principal office at 1 Chase Manhattan Plaza, New York, New York 10081, and by the departments and offices of the Bank extending financial accommodation to the Borrower, of written notice from the Guarantor not to give further financial accommodation in reliance hereon, provided that such notice shall not affect the obligations of the Guarantor hereunder with respect to any such accommodation given prior to such notice.

equivalent of such unpaid amount in United States currency computed at the Bank's selling rate, most recently in effect on or prior to the date such guaranteed obligation becomes due, for cable transfers of such foreign currency to the place where such guaranteed obligation is payable. In any case in which the Guarantor shall make or shall be obligated to make such payment in United States currency, the Guarantor shall hold the Bank harmless from any loss incurred by the Bank arising from any change in the value of United States currency in relation to such foreign currency between the date such guaranteed obligation becomes due and the date the Bank is actually able, following the conversion of the United States currency paid by the Guarantor into such foreign currency and remittance of such foreign currency to the place where such guaranteed obligation is payable, to apply such foreign currency to such obligation. The term "foreign currency" as used herein shall be deemed to refer to that type of such currency which under applicable laws and regulations may be used to pay and discharge such guaranteed obligation.

         9. No provision of this guaranty may be modified or waived without the prior written consent of the Bank.

         IN WITNESS WHEREOF, the Guarantor has caused this instrument to be duly executed by its proper officers this 8th day of August, 1990.


                                          Unidigital Inc

Attest:                                   By /s/ William E. Dye
                                            ----------------------
                                          Title: President
/s/ Kevin H. Rich
-------------------------
Secretary

[Seal]

STATE OF ___________________
                               } ss.:
COUNTY OF __________________

        On the  8th   day of   August  , 19  96  , before me came  William Dye
              -------        ----------     ----                  --------------
_________________________, to me known, who, being by me duly sworn, did depose and say that he resides at 305 Second Avenue, New York, NY 10003; that he is
                           -------------------------------------
President        of Unidigital Inc      , the corporation described in and which
----------------   ---------------------
executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

                                        /s/ William E. Dye
                                       -----------------------------------------


        I, /s/ KHM  Kevin H. Rich
          ----------------------------------------------------------------------
as Secretary of Unidigital Inc                              , a corporation
               ---------------------------------------------
duly organized and existing under the laws of  Delaware               , hereby
                                             -------------------------
certify that a meeting of the Board of Directors of said Corporation was duly
called and held on the  8    day of  August       , 19  96  , and that at said
                       -----        --------------     -----
meeting, at which a quorum was present and voting throughout, the following preambles and resolution, upon motion duly made and seconded, were duly and unanimously adopted:

     "WHEREAS, Unidigital/Cardinal Corporation (hereinafter referred to ----------------------------------- as the 'Borrower'), a corporation
     organized and existing under the laws of Delaware    has obtained or
     desires or may desire at some time and/or from time to time to obtain loans or other financial accommodation from or conduct transactions with The Chase Manhattan Bank, and/or any of its subsidiaries and/or affiliates (hereinafter referred to as the 'Bank'); and




     WHEREAS, this Corporation owns directly or indirectly a substantial amount of the stock of the Borrower and/or is financially interested in its affairs and expects to derive advantage from each and every such loan, accommodation and/or transaction,

     NOW, THEREFORE, BE IT

     RESOLVED, that this Corporation guarantee the liabilities and obligations of the Borrower and of others to the Bank in the manner set forth in the agreement of guaranty presented to this meeting, which said agreement of guaranty and all of the terms and provisions thereof are in all respects approved and adopted, and that any of the officers of this Corporation be and hereby are, and each of them hereby is, authorized and directed to execute in the name and on behalf of this Corporation and to deliver to the Bank an agreement of guaranty in said form with such changes, if any, as the officer or officers of this Corporation executing the same may approve, and to do such other acts and things as may be necessary or advisable in order to carry out and perform on the part of this Corporation the covenants, conditions and agreements on its part to be carried out and performed as provided in said agreement of guaranty and in order to carry out and effect the full intent and purposes of this resolution."



     As said Secretary, I further certify that the foregoing preambles and resolution have not been repealed, annulled, altered or amended in any respect but remain in full force and effect and that the annexed instrument is the form of the agreement of guaranty presented to said meeting and referred to in and approved by the aforesaid resolution.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of
the said Corporation this 8th  day of   August   , 19  96
                         -----        -----------     ----


                                                /s/ KHM
                                                --------------------------------
                                                As Secretary of Said Corporation

                              COLLATERAL AGREEMENT
                                 [Third Party]

        In consideration of one or more loans, letters of credit or other financial accommodations made, issued or extended by THE CHASE MANHATTAN BANK, N.A. or any of its subsidiaries and/or affiliates (hereinafter, with their respective successors and assigns, collectively or individually, as the context may require, called the ("Bank"), to

        Unidigital/Cardinal Corporation

(the "Obligor"), the undersigned hereby agrees that the Bank shall have the rights, remedies and benefits hereinafter set forth.

        1. DEFINITIONS.
        The following terms shall have the following meanings:
        "Liabilities" means any and all indebtedness, obligations and liabilities of any kind of the Obligor to the Bank and also to others to the extent of their participations granted to or interests therein created or acquired for them by the Bank, now or hereafter existing, arising directly between the Obligor and the Bank or acquired outright conditionally or as collateral security from another by the Bank, absolute or contingent, joint and/or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, direct or indirect, including, without limiting the generality of the foregoing, indebtedness, obligations and liabilities to the Bank of the Obligor as a member of any partnership, syndicate, association or other group, and whether incurred by the Obligor as principal, surety, endorsor, guarantor, accommodation party or otherwise.

        "Collateral" means each of the following as identified in Exhibit A, attached hereto and made a part hereof, and shall include the proceeds, products, renewals or substitutions of any thereof: (a) the deposits of the undersigned with the Bank (whether or not held in trust, or in any custody, safekeeping, investment management accounts, or other accounts of the undersigned with the Bank or any of its subsidiaries and affiliates) (the "Deposits") and all certificates, receipts and other instruments evidencing such Deposits; (b) the shares of stock, bonds and other instruments and securities (whether or not held in trust or in any custody, safekeeping, investment management accounts or other accounts of the undersigned with the Bank or any other custodian or trustee) (the "Securities"); and (c) all assets held in trust, or in any custody, safekeeping, investment management accounts, or other accounts of the undersigned with the Bank (and all additions, investments and reinvestments thereof made pursuant to any agreement between the undersigned and the Bank) (the "Account Assets").

        2. PLEDGE AND GRANT OF SECURITY INTEREST.

        As security for the payment of all the Liabilities, the undersigned hereby pledges, transfers and assigns to the Bank and grants to the Bank a security interest in, and a general lien upon and/or right of set-off against, the Collateral.

        3. AGREEMENTS OF THE UNDERSIGNED AND RIGHTS OF THE BANK.

        So long as any Liability is outstanding or the Bank shall have any commitment to make or maintain any financial accommodation to the Obligor, the undersigned agrees as follows and hereby irrevocably authorizes and empowers the Bank to exercise the rights set forth below, at its option, at any time and from time to time, for its own use and benefit, either in its own name or in the name of the undersigned.

        (a) DEPOSITS: The Bank is hereby authorized: (i) to renew the Deposits on such terms and for such period(s) as the Bank may deem appropriate; (ii) to demand collect, and receive payment of any and all monies or proceeds due or to become due under said Deposits or any part thereof; (iii) to execute any and all instruments required for the withdrawal or repayment of same, or any part thereof; (iv) to complete in any respect any instrument for the withdrawal or repayment of funds signed by the undersigned; and (v) in all respects to deal with said Deposits as the owner thereof.

        (b) SECURITIES: The Bank is hereby authorized: (i) to transfer to the account of the Bank any Securities whether in the possession of, or registered in the name of The Depository Trust Company (the "DTC") or other clearing corporation or held otherwise; (ii) to transfer to the account of the Bank with any Federal Reserve Bank any Securities held in book entry form with any such Federal Reserve Bank; and (iii) to transfer to the name of the Bank or its nominee any Securities registered in the name of the undersigned and held by the Bank and, in connection therewith, complete and deliver any necessary stock powers or other transfer instruments.

        With respect to any Securities in the possession of or registered in the name of a custodian bank or nominee therefor, the undersigned agrees to cause such custodian bank or nominee either to enter into an agreement with the Bank satisfactory to the Bank in form and content confirming that the Securities are held for the account of the Bank, or at the discretion of the Bank and subject to the written instructions of the Bank, deliver any such Securities to the Bank and/or cause any such Securities to be put in bearer form, registered in the name of the Bank or its nominee, or transferred to the account of the Bank with any Federal Reserve Bank, the DTC, or other clearing corporation. In addition, at the request of the Bank, the undersigned agrees to properly complete, execute and deliver to the Bank Form U-1 of the Board of Governors of the Federal Reserve Bank with respect to extensions of credit secured by margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve Bank).

        In furtherance of the pledge of, and grant of a security interest in, the Securities, payments, distributions and/or dividends in securities, property or cash including , without limitation, dividends representing stock or liquidating dividends or a distribution or return of capital upon or in respect of any Security or any part thereof resulting from any split-up, revision or reclassification of any Security or any part thereof or received in exchange for any Security or any part thereof as a result of a merger, consolidation or otherwise) shall be paid directly to and, at the discretion of the Bank, retained by the Bank and held by it until applied as herein provided, as additional Collateral pledged under and subject to the terms hereof. With respect to any Securities held in an account maintained by the Bank as financial intermediary, the undersigned hereby gives notice to the Bank of the Bank's security interest in such Securities.

        So long as any Liability is outstanding or the Bank shall have any commitment to make or maintain any financial accommodation to the Obligor, the undersigned hereby grants to the Bank an irrevocable proxy to (i) vote or cause to be voted any and all Securities and (ii) give or cause to be given consents, waivers and ratifications in with respect thereof, provided that until the occurrence of a Default or other event which with the giving of notice or the passage of time or both would constitute a Default, the undersigned shall be entitled to (i) vote or cause to be voted any and all Securities and (ii) give or cause to be given consents, waivers and ratifications in respect thereof, but only to the extent that no vote shall be cast nor consent, waiver or ratification given or taken which shall be inconsistent with any provision hereof or of any agreement or instrument with respect to the Liabilities.

        (c) FURTHER RIGHTS AND AGREEMENTS: The Bank is hereby authorized inits name, or in the name of the undersigned, to (i) execute, file, register, or cause to be filed or registered, one or more financing statements under the Uniform Commercial Code, or any other filings necessary or desirable under the laws of any jurisdiction to create perfect or preserve the security interest and lien granted hereby, naming the undersigned as "Debtor" and the Bank as secured party and indicating types or describing the items of Collateral herein specified, all without notice (except such notice as may be required by applicable law and cannot be waived) and without notice except to account for property actually received by it; (ii) demand, sue for, collect or receive any money or property at any time payable or receivable on account or in exchange for, or make any compromise or settlement deemed desirable with respect to, any item of the Collateral, but shall be under no obligation to do so; (iii) in its discretion, extend the time of payment, arrange for payment in installments, or otherwise modify the terms of any Liability or release any item of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any obligation of, the undersigned; and (iv) make any notification (to the issuer of any certificate or Security, or otherwise) or take any other action in connection with the perfection or preservation of the security interest and lien hereby created or any enforcement of remedies, and retain any documents evidencing the title of the undersigned to any item of the Collateral.

        In furtherance of the foregoing, the undersigned agrees that it will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or further pledge, mortgage or otherwise encumber any item of the Collateral, or any interest therein, or file or permit to be filed in any jurisdiction any financing or like statement perfecting such pledge, mortgage or security interest in which the Bank is not named as the sole secured party. In addition, at the request of the Bank the undersigned agrees to do, from time to time, all other things which the Bank may deem necessary or advisable in order to perfect and preserve the security interest and lien hereby created and to give effect to the rights granted to the Bank under this Collateral Agreement. Notwithstanding the foregoing, the Bank shall not under any circumstances be deemed responsibility for or obligation or duty with respect to the Collateral or any proceeds thereof, and shall not be required to take any action of any kind to collect, preserve or protect its or the undersigned's rights in the Collateral or take any steps necessary to preserve any rights against prior parties to any item of the collateral. The undersigned releases the Bank from any claims, causes of action and demands at any time arising out of or with respect to this Collateral Agreement, the use or disposition of the Collateral or any action taken or omitted to be taken by the Bank with respect thereto, and the undersigned hereby agrees to hold the Bank harmless from and with respect to any and all claims, causes of action and demands.

        In connection with the rights granted to the Bank hereunder, and so long as any Liability is outstanding or the Bank shall have any commitment to make or maintain any financial accommodation to the Obligor, the undersigned hereby irrevocably appoints the Bank as its true and lawful attorney-in-fact to take all action with respect to the Deposits as set forth in Section 3(a) hereof, to sell or otherwise transfer any item of the Collateral and to execute any related transfer by deed whenever such sale or transfer by the Bank is authorized by this Collateral Agreement.

        In addition, the undersigned agrees that in the event that any Collateral is held by the Bank in a fiduciary capacity for or on behalf of the undersigned as the beneficial owner thereof, any agreements executed by the undersigned in connection therewith are hereby amended to authorize and direct the pledge, hypothecation and/or transfer of such Collateral to the Bank as secured party by the Bank as fiduciary in accordance with the terms, covenants and conditions of this Collateral Agreement. The rights granted to the Bank pursuant to this Collateral Agreement are in addition to the rights granted to the Bank pursuant to any such agreements. In case of conflict between the provisions of this Collateral Agreement and those of any other such agreement, the provisions hereof shall prevail.

insured party.

        The undersigned hereby agrees that any additional Collateral received by the Bank from the undersigned shall be governed by the terms and conditions of this Collateral Agreement, as if such additional Collateral were listed on Exhibit A on the date hereof, and hereby appoints the Bank as its agent to note any such additional Collateral on Exhibit A, provided, however, that any failure by the Bank so to note such additional Collateral shall not in any way prejudice or otherwise affect the Bank's assets hereunder in connection with such additional Collateral.

        4. LOAN VALUE OF THE COLLATERAL; CURRENCY CONVERSION.

        So long as any Liability is outstanding or the Bank shall have any commitment to make or maintain any financial accommodation to the Obligor, the amount of the Liabilities shall not exceed the aggregate Loan Value (as defined hereafter) of the Collateral. The undersigned will, upon the request of the Bank, supplement the Collateral to the extent necessary to ensure compliance herewith. For the purposes hereof, "Loan Value" means the value assigned by the Bank from time to time, in its sole reasonable discretion, to each item of the Collateral.

        For the purposes of any calculation hereunder, any currency in which the Collateral is denominated (the "Collateral Currency") shall be converted into the currency of the Liabilities (the "Liability Currency") at the Bank's rate of exchange for the purchase of the Liability Currency with the Collateral Currency. For this purpose, the Bank's rate of exchange shall be the spot rate of exchange quoted by the Bank at such place as the Bank deems appropriate (or, if no such rate is quoted on any relevant date, shall be estimated by the Bank on the basis of the Bank's last quoted spot rate) or such other prevailing rate as the Bank deems more appropriate.

        5. ABSOLUTE AND UNCONDITIONAL OBLIGATIONS.

        The obligations of the undersigned under this Collateral Agreement shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of any of the Liabilities or any agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term of all or any of the Liabilities, or any other amendment or waiver of, or any consent to or departure from, any agreement or instrument relating to any of the Liabilities; (iii) any release, exchange, perfection or non-perfection of any item of the Collateral or any release of, or amendment or waiver or consent to, or departure from, any guaranty, subordination or other credit support for all or any of the Liabilities; (iv) the release or discharge in full or in part of one or more Obligors, if more than one; (v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Obligor or a guarantor of the Liabilities or a party agreeing to subordinate its claim to the Liabilities; or (vi) any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of the terms of, or the rights of the Bank with respect to, the Liabilities or any agreement or instrument relating to any of the Liabilities.


        In addition, the undersigned agrees that this Collateral Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Liabilities is rescinded or must otherwise be returned by the Bank upon the insolvency, bankruptcy, or reorganization of the Obligor or otherwise all as though such payment had not been made.

        6. REPRESENTATIONS AND WARRANTIES.

        The undersigned represents and warrants as follows:

        (a) DEPOSITS AND ACCOUNT ASSETS: (i) the undersigned is the sole, absolute and/or beneficial owner of the Deposits, or is legally empowered to grant the security interest and lien hereby created; (ii) the Deposits are free of all liens, security interests, and encumbrances, and the undersigned has not made any prior assignment or transfer of any kind of said Deposits, the proceeds thereof or interests thereon or therein, except such as may have been created in favor of the Bank; (iii) the undersigned has not withdrawn, cancelled, been repaid or redeemed all or any part of said Deposits; (iv) there is no pending application for the withdrawal, cancellation, payment or redemption of said Deposits; and (v) to the best knowledge of the undersigned, if the Deposits include now or hereafter an International Banking Facility Time Deposit (as defined in Regulation D of the Board of Governors of the Federal Reserve System), any extensions of credit made in reliance upon this Collateral Agreement or upon said Deposits shall be used to support only non-U.S. activities of the Obligor or its foreign affiliates.

        (b) SECURITIES: (i) the Securities have been duly authorized and are fully paid and non-assessable; (ii) the undersigned is the sole, absolute and/or beneficial owner of the Securities, or the undersigned is legally empowered to grant the security interest and lien hereby created; (iii) the Securities are free and clear of any lien except the security interest created by this Collateral Agreement; (iv) no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either for the pledge by the undersigned of the Securities or for the exercise by the Bank of the voting and other rights provided for in this Collateral Agreement or the remedies in respect of the Securities pursuant to this Collateral Agreement; and (v) none of the Securities constitutes "restricted securities" as such term is defined in Rule 144 of the Securities Act of 1933, as amended.

        (c) IN GENERAL: (i) if the undersigned is a corporation, it is duly organized and validly existing under the laws of the jurisdiction of its incorporation, it has full power, authority and legal right to execute and deliver this Collateral Agreement and perform its obligations hereunder, and the execution, delivery and performance hereof have been duly authorized by all necessary corporate action and will not conflict with any provisions of its governing instruments; (ii) the execution, delivery and performance of this Collateral Agreement will not violate any provisions of applicable law or regulation or any order of any court or regulatory body and will not result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which the undersigned is a party or by which it or any of its property may be bound or affected; (iii) all authorizations, consents, approvals and licenses of, and filings and registrations with, any governmental authority required under applicable law or regulations for the undersigned to make and perform this Collateral Agreement have been obtained and are in full force and effect; (iv) this Collateral Agreement constitutes a legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms; (v) the undersigned is subject to civil and commercial law with respect to its obligations under this Collateral Agreement, and the execution, delivery and performance by the undersigned of this Collateral Agreement constitute private and commercial acts rather than governmental or public acts, and neither the undersigned nor any of its properties or revenues are entitled to rights of immunity from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment, set off, execution of a judgment or any other process with respect to its obligations under this Collateral Agreement; and (vi) the undersigned expects to derive a substantial benefit from each and every financial accommodation heretofore or hereafter extended by the Bank to the Obligor.

        7. DEFAULT.

        Each of the following events or conditions constitutes a default hereunder ("Default"):

        (i) if the undersigned shall fail to perform or observe any term, covenant, or condition on its part to be performed or observed hereunder; (ii) if the Obligor or any backer, owner, acceptor, endorser, guarantor, surety, accommodation party or other person liable upon or for any of the Liabilities including, without limitation, the undersigned ("Liability Party") shall fail to perform or observe any term, covenant or condition on its part to be performed or observed under any instrument or agreement with respect to any of the Liabilities or delivered pursuant thereto; (iii) if any sum payable upon any of the Liabilities shall not be paid when due; (iv) if any indebtedness of the Obligor or of any Liability Party for borrowed money shall become due and payable by acceleration of maturity thereof; (v) if any representations and warranties of the undersigned stated in Section 6 hereof shall be false or misleading at any time; (vi) if any representations and warranties made by the Obligor in any instrument or agreement evidencing any of the Liabilities or delivered in connection therewith shall be false or misleading at any time;
(vii) if the Obligor or any Liability Party (if a natural person) shall die;
(viii) if the Obligor or any Liability Party (if a corporation) shall dissolve, merge or consolidate with another corporation, or sell, assign, lease or otherwise dispose of, whether in one transaction or in a series of transactions, all or substantially all of its assets (whether now owned or hereafter acquired) to any person or entity, without the prior written consent of the Bank; (ix) if a decree or order shall be entered for relief by a court having jurisdiction of the Obligor or any Liability Party (a) in an involuntary bankruptcy case under the federal bankruptcy laws, as now or hereafter constituted, or under any other applicable bankruptcy, insolvency, or other similar law of the United States or other nation or political subdivision thereof, (b) appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator of the Obligor or any Liability Party or for any substantial part of its or their property, or (c) ordering the reorganization, dissolution, winding-up of or liquidation of its or their affairs, and the continuation of any such decree or order shall be unstayed and in effect, or any case or other proceeding seeking any such decree or order shall continue undismissed, for a period of 60 consecutive days; (x) if the Obligor or any Liability Party shall, or (if a corporation) shall take any corporate action to (a) commence a voluntary case under any federal bankruptcy laws, as now or hereafter constituted, (b) seek to take advantage of any other applicable bankruptcy, insolvency, or similar law affecting the rights of creditors generally, of the United States or other nation or any state or political subdivision thereof, or (c) apply for or consent to the appointment of or taking of possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator of the Obligor or any Liability Party or other person or for any substantial part of its or their property; (xi) if the Obligor or any Liability Party shall make any assignment for the benefit of creditors; (xii) if the Obligor or any Liability Party shall admit in writing its or their inability, or be generally unable, to pay its or their debts as they become due; or (xiii) if any governmental authority or any court at the instance thereof shall take possession of any substantial part of the property of or assume control over the affairs or operations of, or a receiver shall be appointed of, or of any substantial part of the property of, or a writ or order of attachment or garnishment shall be issued or made against any of the property of, the Obligor or any Liability Party; then, in each such case (whether such Default be that of the Obligor, the undersigned or any Liability Party), unless and to the extent that the Bank shall otherwise elect, the Bank shall be entitled to exercise all or any of the rights and remedies hereinafter provided.

        8. REMEDIES.

        Upon the occurrence of any Default, the Bank shall have the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not the Code is in effect in the jurisdiction where the rights and remedies are asserted) and such further rights granted to the Bank hereby.

        The Bank may, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession or custody of the Bank or any of its agents, associates or correspondents, sell or cause to be sold in the Borough of Manhattan, New York City, or elsewhere, in one or more sales or parcels, at such price as the Bank may deem best, and for cash or on credit or for other property, or for immediate or future delivery, without assumption of any credit risk, all or any item of the Collateral, at any broker's board or at public or private sale, in any reasonable manner permissible under the Uniform Commercial Code (except that, to the extent permissible thereunder, the undersigned hereby waives the requirements of said
Code), and the Bank or anyone else may be the purchaser of any or all of the Collateral so sold and thereafter hold the same free from any claim or right of whatsoever kind including, without limitation, any equity of redemption of the undersigned, any such right and equity being hereby expressly waived and released.
        In addition, the Bank may, in its sole discretion, without regard to any premium or penalty which may result from liquidation of any Deposit prior to maturity, or the sale or other disposition of any Security: (i) convert all or any portion of the Collateral Currency into the Liability Currency at the Bank's rate of exchange for the purchase of the Liability Currency with the Collateral Currency; (ii) hold any and all monies or proceeds representing the Collateral in a cash collateral account denominated in the Liability Currency or such other currency as the Bank may reasonably select; (iii) invest such monies or proceeds as the Bank may deem appropriate on behalf of the undersigned; and (iv) apply all or any portion of the Collateral, in its sole discretion, first, to all costs and expenses of the Bank in enforcing its rights and pursuing its remedies hereunder, second, to the payment of interest on the Liabilities and any fees or commissions to which the Bank may be entitled, third, to the payment of principal of the Liabilities, whether or not then due, and fourth, to the undersigned or whosoever may be entitled thereto.
        The undersigned will pay to the Bank all expenses (including reasonable attorneys' fees and legal expenses incurred by the Bank) of, or incidental to, the enforcement of any of the provisions hereof or of any of the Liabilities, or perfecting the rights of the Bank hereunder or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any item of the Collateral or receipt of the proceeds thereof, and for the care of the Collateral and defending or asserting the rights and claims of the Bank in respect thereof, by litigation or otherwise, including expense of insurance, stamp duty and registration fees; and all such costs, fees and expenses shall be Liabilities as such term is used in this collateral Agreement. The obligation of the undersigned to pay to the Bank such costs, fees and expenses shall be secured by the Collateral. The undersigned will do any and all acts and things which may be necessary or advisable to enable the Bank to consummate any proposed sale or other disposition of the collateral pursuant to this Collateral Agreement.

        9. JURISDICTION.
        The undersigned hereby consents to the non-exclusive jurisdiction of the State and Federal courts sitting in the State of New York and agrees that, in the event of dispute hereunder, suit may be brought against the undersigned in such courts or in any other jurisdiction where the undersigned or any of its assets may be found, and the undersigned hereby irrevocably submits to the jurisdiction of such courts. The undersigned hereby irrevocably appoints CT Corporation System, with an office on the date hereof at 277 Park Avenue, New York, NY 10017, United States, as its agent for service of process. In addition, the undersigned consents to the service of process by mailing copies of such process to the undersigned at its most recent mailing address as set forth in the records of the Bank. The undersigned further agrees that any action or proceeding brought against the Bank shall be brought only in a New York State or United States Federal court sitting in New York County.

        10. NOTICES.
        Unless otherwise agreed in writing, notices shall be given to the Bank and the undersigned by ordinary mail or telex addressed to the Bank or the undersigned at their respective addresses set forth in the signature page of this Collateral Agreement, or such other address communicated in writing by either such party to the other. Notices to the Bank shall be effective upon receipt.

        11. MISCELLANEOUS.
        (a) The Bank may assign, transfer and/or deliver to any transferee of any of the Liabilities any or all of the Collateral and thereafter shall be fully discharged from all responsibility with respect to the Collateral so assigned, transferred and/or delivered except to account to the undersigned for any item of the Collateral so assigned, transferred or delivered. Such transferee shall be vested with all the powers and rights of the Bank hereunder with respect to such Collateral, but the Bank shall retain all rights and powers hereby given with respect to any of the Collateral not so assigned, transferred or delivered. The remedies and benefits herein expressly specified are ??? and not exclusive of any rights, remedies or benefits which the Bank may have under law or under other agreements or arrangements with the undersigned, the Obligor or any Liability Party. The undersigned hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing the Liabilities or the Collateral and any and all other notices and demands whatsoever, whether or not relating to such instruments.
        (b) No amendment or waiver of any provision of this Collateral Agreement nor consent to any departure by the undersigned shall be effective unless the same shall be in writing and signed by the undersigned and the Bank, and such waiver or consent shall be effective only in the specific instance and for the specific purpose to which given. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right.
        (c) The provisions of this Collateral Agreement are intended to be severable. If for any reason any provision of this Collateral Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability thereof without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions thereof in any jurisdiction.
        (d) As used herein, the term "undersigned" shall be deemed to include all signatories hereto, if more than one. In such event, the terms, covenants and conditions on the part of the undersigned to be performed or observed and the representations and warranties made herein shall be joint and several, and all provisions hereof regarding the Collateral of the undersigned shall apply to any item of the Collateral belonging to any of them.
        (e) This Collateral Agreement shall be binding upon the heirs, executors, administrators, assigns and successors of the undersigned and constitute a continuing agreement applicable to all future as well as existing Liabilities, whether or not of the character contemplated as of the date of this Collateral Agreement.
        (f) This Agreement shall be governed by and construed according to the laws of the State of New York.
        (g) Unless the context otherwise requires, all terms used herein which are defined in the Uniform Commercial Code shall have the meanings therein stated.

IN WITNESS WHEREOF, the undersigned has executed this Collateral Agreement
this  8th    day of August       , 19  96
    --------       --------------     ----

[If Individual(s):]

---------------------------------------         --------------------------------
[Signature]                                     [Signature]

---------------------------------------         --------------------------------
[Typed or Printed Name]                         [Typed or Printed Name]

---------------------------------------         --------------------------------
Address                                         Address

2. [If Corporation:]                            3. [If Partnership:]

            UNIDIGITAL INC.
---------------------------------------         --------------------------------
[Corporate Name], a                             [Partnership Name]

Delaware                    corporation         By:
---------------------------                        -----------------------------
                                                   General Partner

By: /s/ William E. Dye                          By:
   ------------------------------------            -----------------------------
   Title: President                                General Partner

By: ___________________________________         By: ____________________________
   Title:                                           General Partner

20 West 20th Street New York N.Y. 10011
---------------------------------------         --------------------------------
Address                                         Address
[Corporate Seal]

ACCEPTED:                                       Address for notices to the Bank

The Chase Manhattan Bank                        The Chase Manhattan Bank
                                                2099 Broadway, 2nd Floor
                                                New York, New York 10023

                         DESCRIPTION OF THE COLLATERAL


1. Deposits

 Type of
 Deposit    Location    Contract or
 (CD, TD,   (NY IBF-    Certificate     Issue or                     Principal
  etc.)     NY, etc.)      Number     Opening Date   Maturity Date     Amount
 --------   ---------   -----------   ------------   -------------   ---------










2. Stocks, Bonds and Other Instruments and Securities

Nature of Security                  Number of    Face Amount    Certificate
  or Obligation     Name of Issuer    Units    (if Applicable)     Number
------------------  --------------  ---------  ---------------  -----------
 Commercial Paper        Ford                     1,750,000










3. All Assets Held or To Be Held in the Following Custody Accounts, Safekeeping Accounts and/or Investment Management Accounts:

 Type of Account                    Account Number                      Location